SUB-ADVISORY  AGREEMENT

This Sub-Advisory Agreement ("Agreement")  is between LINCOLN INVESTMENT ADVISORS CORPORATION, a Tetmessee corporation (the "Adviser"),  and BLACKROCK INVESTMENT MANAGEMENT, LLC, a Delaware corporation (the "Sub-Adviser").

WHEREAS, Lincoln Variable Insurance Products Tmst (the "Tmst"), on behalf of one or more of its series, (each, a "Fund" and collectively, the "Funds")  which are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act") has entered into an Investment Management Agreement dated
April 30, 2007, with the Adviser, as it may be amended from time to time (the "Investment

Management Agreement") pursuant to which the Adviser has agreed to provide certain investment management services to the Funds; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to one or more of the Funds as specified on Schedule A, and Sub-Adviser is willing to serve in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  The Adviser hereby appoints the Sub-Adviser as investment adviser, on the terms and conditions set forth in this Agreement, for the portion of each of the Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the "Managed Portion").  The Adviser may, from time to time, increase or reduce the amount of the Managed Portion. The Sub-Adviser accepts these tetms and agrees to render the services herein set forth and for the compensation provided on Schedule A to this Agreement.

(b) Subject to the supervision and control of the Adviser and the Board of Trustees (the "Tmstees") of the Trust, during the tetm of this Agreement, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Managed Pmiion which shall at all applicable times meet the diversification requirements of Subchapters Land  M under the Internal Revenue Code of 1986 (the "Code").  The Sub-Adviser will make investment decisions on behalf of the Managed Portion and place all orders for its purchase and sale of portfolio securities.

To the extent permitted by law, the Sub-Adviser may from time to time employ or associate itself with such person or persons, including affiliates, as it believes to be patiicularly fitted to assist it in the execution or performance of its obligations under this Agreement; provided, however, that the use of such persons does not relieve the Sub-Adviser from any obligation or duty under this Agreement, and provided no such person serves or acts as an investment adviser separate fi·mn the Sub-Adviser so as to require a new written contract pursuant to the 1940 Act.  The Sub-Adviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of its employees or associates.

The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Tmst or Adviser in any way or othe1wise be deemed an agent of the Trust or Adviser, except as expressly authorized in this Agreement or another writing signed by the Adviser.

(c) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of persom1el, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed Portion (excluding detennination  of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for documented, commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund's registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub-Adviser to manage the Managed Portion.

(d) The Sub-Adviser shall vote proxies relating to the Managed Portion's investment securities in the mmmer in which the Sub-Adviser believes to be in the best interests of the Managed Portion, and shall review its proxy voting activities on a periodic basis with the Ttustees.  The Trust or Adviser may withdraw the proxy voting authority granted to the Sub Adviser pursuant to this Section at any time upon written notice.

(e) The Sub-Adviser will select brokers and dealers to effect all pmtfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Trustees and provided to the Sub-Adviser.) In selecting brokers, dealers or futures commission merchants and placing orders for the purchase and sale of pmifolio investments pursuant to services to be provided under this Agreement, the Sub-Adviser shall use its commercially reasonable best efforts to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser, upon written notice, not to execute transactions through any particular broker(s) or dealer(s), and the Sub Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its commercially reasonable best efforts to obtain the most favorable price and execution available, the Sub-Adviser, bearing in mind the Managed Portion's  best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Ttustees may determine and provide to the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted impermissibly or to have breached any duty created by this Agreement or othetwise solely by reason of its having caused the Managed Portion to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a potifolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities  with respect to the Managed Portion and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this Section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Managed Potiion as well as other clients of the Sub-Adviser, the Sub Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and/or better execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the 1940

Act, Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules established thereunder, and pursuant to policies adopted by the Sub-Adviser and approved by the Trustees.

(f)  Upon reasonable request, the Sub-Adviser will provide advice and assistance to the Adviser as to the detennination of the fair value of cetiain investments where market quotations are not readily available for purposes of calculating the net asset value of the Managed Portion in accordance with valuation procedures and methods established by the Trustees.

(g)  The Sub-Adviser shall furnish the Adviser and the Trustees with such information and repotis as the Adviser reasonably deems appropriate or as the Trustees shall reasonably request regarding the management of the Managed Portion.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Trustees' Meetings, at such reasonable times as the parties may agree to review the Funds' investment policies (solely as they relate to the Managed Pmiion) and to consult with the Adviser or the Trustees regarding the investment performance of the Managed Portion.

(h) The Sub-Adviser shall not consult with any other sub-adviser to either of the Funds or any other account managed by the Adviser concerning the assets of the Funds, except as permitted by each Fund's policies and procedures. Notwithstanding the foregoing, Sub-Adviser shall not be prohibited fi·om consulting with any of its affiliates concerning transactions in securities or other assets generally (i.e., without reference to the Funds), and Sub-Adviser shall not be prohibited from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-l  of the 1940 Act.

(i)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that apply to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund's cunently effective Prospectus and Statement of Additional Information ("SAl"); (iii) the federal securities laws, including without limit the 1940 Act, the Advisers Act, and the Commodity Exchange Act; (iv) any written instmctions  and directions of the Tmstees, the Adviser, or Fund management; and (v) the Sub-Adviser's general fiduciary responsibilities under applicable law; provided, however, that, in the case of (i) and (ii), Sub-Adviser shall only be subject to the extent that such documents have been actually provided to the Sub-Adviser.

(j)  The Sub-Adviser shall provide reasonable assistance, but only with respect to the services provided pursuant to this Agreement, in the preparation of registration statements, prospectuses, shareholder reports, certain marketing materials and other regulatory filings, or any amendment or supplement  thereto (collectively, "Regulatory  Filings") and shall provide disclosure for use in, or as may be required by, Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser's investment management persomtel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and teclmiques, and proxy voting policies.

(k)  The Sub-Adviser shall furnish the Adviser, the Board ofTmstees and/or the Chief Compliance Officer of the Trust and/or the Adviser (the "CCO")  with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser's compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the federal securities laws, as defined in Rule 38a-l under the 1940 Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, tules, and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Sub-Adviser  with respect to the provision of its services to the Managed Pot1ion. The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the CCO from time to time to examine and review the Sub-Adviser's compliance program and its adherence thereto.

(I)           The Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Managed Portion, including, without limitation, to file proofs of claim or other documents related to such proceedings (the "Litigation"), or to investigate, initiate, supervise, or monitor the Litigation involving the Managed Portion, and Adviser acknowledges and agrees that no such power, authority, responsibility  or obligation is delegated hereunder.  Nevet1heless, the Sub-Adviser agrees that it shall provide Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by Adviser.

(m)           The Adviser hereby authorizes the Sub-Adviser to execute such swap agreements with counterparties on the Adviser's  behalf, subject to prior review and to prior written approval of the Adviser, as the Sub-Adviser deems appropriate from time to time in order to carry out the Sub-Adviser's responsibilities under this Agreement.

(n)           The Adviser represents that the Fund is a "qualified eligible person" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations Rule 4.7 and, as such, consents to the Sub-Adviser treating any futures accounts established by the Sub Adviser in the name and on behalf of the Fund in accordance with the exemption contained in CFTC Regulations Rule 4.7.

2.           REPRESENTATIONS.

(a)       Representations of the Adviser.  The Adviser represents, warrants and agrees as follows: (1) The Adviser has been duly authorized by the Tmstees to delegate to the Sub Adviser  the  provision  of  investment  services  to  the  Funds  as  contemplated  in  this Agreement;  and  (2)  The  Adviser  (i)  is  registered  as  an  investment  adviser  under  the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from perfonning the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, all applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser  of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)       Representations  of the Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows: The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from perfonning the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, all applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perfonn  the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(c)           The Tlust  acknowledges that it has received a  copy of  the Sub-Adviser's current Form ADV at least 48 hours prior to the execution of this Agreement.

3.           OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be fi·ee to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

The Adviser agrees that Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Funds.  The

Adviser also acknowledges that Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Funds, and that Sub-Adviser will perform the services contemplated by this Agreement together with its duties under such other relationships.

4.	COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER. (a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the Managed Portion's average daily net assets during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule as set forth in Schedule A attached hereto.

(b) The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

5.	EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a) This Agreement shall become effective as of the date specified in Exhibit A and shall remain in full force and effect continuously thereafter until terminated..

(b) This Agreement shall continue from the effective dates specified in Exhibit A until September 30, 2013 and thereafter only so long as continuance is specifically approved: (i) at least annually by the Trustees, including a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval; or (ii) if presented to the Fund's shareholders, by the affirmative vote of a majority of the Fund's outstanding voting securities.

(c) This Agreement shall automatically terminate without the payment of any penalty in the event of: (i) its assignment; (ii) its delegation, unless the Adviser has by prior written consent agreed to the delegation; or (iii) termination of the Investment Management Agreement.

(d) This Agreement also may be terminated without the payment of any penalty: (i) by the vote of a majority of the Fund's outstanding voting securities, as permitted by the 1940

Act; (ii) by the Adviser on 60 days' written notice to the Sub-Adviser; (iii) by the Sub-

Adviser on 90 days' written notice to the Adviser; or (iv) by mutual consent of the Adviser and Sub-Adviser, in writing.

(e)  This Agreement may be amended by the mutual consent of the parties only if such amendment, if material, is specifically approved by the vote of: (i) a majority of the Trustees who are not interested persons; and (ii) a majority of the Fund's outstanding voting securities (unless such approval is not required by Section 15 of the 1940 Act).

6.           CERTAIN INFORMATION.

The Sub-Adviset shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (b) the Sub-Adviser has a reasonable basis for believing that the Fund has failed to satisfy the diversification requirements under Subchapter Lor M under the Code; (c) the Sub-Adviser shall have been served or othmwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the Funds or any services the Sub-Adviser provides for the Managed Portion;  and (d) any change in the portfolio managers for the Managed Portion.

7.            LIABILITY AND INDEMNIFICATION.

(a)   Except as may otherwise be provided by the 1940 Act or the Advisers Act, in the absence of willful misfeasance, bad faith or gross negligence on the pmi of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees, agents or affiliates shall be subject to any liability to the Adviser, the Funds or to any shareholder of the Funds, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Notwithstanding Section 7(a), the Adviser and the Sub-Adviser each agree to indemnify the other patiy (and each party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorney's fees) arising out of any third party claims brought against an indemnified patiy that are found to constitute willful misfeasance, bad faith or gross negligence on the part of the indemnifying party, provided that the party seeking indemnification has not also engaged in willful misfeasance, bad faith or gross negligence relating to such claim.

8.           RECORDS; RIGHT TO AUDIT.

(a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to investments made by the Sub-Adviser for the Managed Portion that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-l  under the 1940 Act. The Sub-Adviser agrees that all records maintained on the Funds' behalf are the property of the respective Fund, and the Sub-Adviser will surrender promptly to such Fund any such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund to which such records or information pertain, or if disclosure is expressly required by applicable federal or state regulatory authorities, or by this Agreement. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission ("SEC"), the Fund's  auditors, any Fund representative, the Adviser, or any governmental agency or other instmmentality having regulatory authority over the Fund.

9.           CONFIDENTIAL INFORMATION.

The Sub-Adviser shall not disclose to any third patty material non-public information obtained under this Agreement with respect to the Fund, the Trust or the Adviser, including, without limitation, the "non-public potifolio holdings," except: (a) with the prior written consent of the Adviser; (b) as required by applicable federal or state law, regulation, court order, or the mles and regulations of any governmental body or official having jurisdiction over the Sub-Adviser; or (c) if such third party agrees in writing with the Sub-Adviser to keep such information confidential and to not trade based upon such inf01mation. "Non-public p01tfolio holdings" means portfolio holdings information that has not been made public by having been previously filed with the SEC.

10.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to use, each piece of advetiising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) business days to the Fund shall relieve the Fund of the obligation to obtain the Sub-Adviser's prior written pennission.

(b)  The Sub-Adviser shall furnish to the Fund, prior to use, each piece of the Sub Adviser's advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) business days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the Fund's  prior written permission.

11.          USE OF THE NAME BLACKROCK.

It is understood and hereby agreed that "BlackRock" and any derivative or logo or trademark or service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates for copyright and other purposes and may not be used by the Adviser or its affiliates without Sub-Adviser's  prior written approval.  The Adviser further agrees that, in the event that the Sub-Adviser shall cease to act as an investment adviser with respect to the Managed Portion, both the Adviser and the Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include "BlackRock" or any derivative or logo or trademark or service mark or trade name, provided, however, that the Adviser and the Fund may continue to use the word "BlackRock" or any derivative or logo or trademark or service mark or trade name if the Sub-Adviser consents specifically in writing to such use. Notwithstanding the foregoing, either while the Sub-Adviser acts as an investment adviser or after the Sub-Adviser ceases to act as an investment adviser, the Adviser, the Funds, or the Trust may use the "BlackRock" name without written approval of the Sub-Adviser if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal.

12.           GOVERNING LAW.

This Agreement shall be constmed and interpreted in accordance with the laws of the

State of Delaware without regard to conflict of law principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by an SEC rule, regulation or order, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Sub-Adviser:

BlackRock Investment Management, LLC.

40 East 52nd Street

New York, New York 10022

Attention: Office of the General Counsel. If to the Adviser:

Lincoln Investment Advisors Corporation

Lisa Matson

150 N. Radnor Chester Road

Radnor, PA 19341

484-583-8448

15.           COUNTERPARTS.

This Agreement may be executed in counterparts and each counterpart shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

16.           ENTIRE AGREEMENT.

This Agreement, together with any Schedules or Exhibits hereto, represents the entire Agreement between the pmiies, and supersedes any other written or oral communications between the parties with respect to the subject matter contained herein.

17.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the te11ns "vote of a majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives,  all as of the day and year first above written.

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BLACKROCK INVESTMENT MANAGEMENT, LLC.

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Accepted and agreed to as of the day and year first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf ofth(!und(s) on Sedule A
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SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation for services rendered to the

Managed Portion at an annual rate as follows:

Effective Date	Fund	Fees payable on assets of the Managed Portion
September 21, 2012	LVIP BlackRock Equity Dividend RPM Fund	$0 up to $250 million 0.350% $250 up to $500 million 0.325% $500 up to $750 million 0.300% $750 up to $1 billion0.300% Over $1 billion 0.275%
August 27, 2012	LVIP BlackRock Emerging Markets Index RPM Fund	$0 up to $150 million 0.12% $150 up to $250 million 0.09% Over $250 million0.07%

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement ("Agreement") executed as of September 21,2012, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a Tennessee corporation (the "Adviser"), and UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC., a Delaware corporation (the "Sub-Adviser").

WHEREAS, Lincoln Variable Insurance Products Trust (the "Trusf'), on behalf of one or more of its series, (each, the "Fund") which are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940
Act") has entered into an Investment Management Agreement dated April30, 2007, with the Adviser, as it may be amended from time to time (the "Investment Management Agreement") pursuant to which the Adviser has agreed to provide certain investment management services to the Funds; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to one or more of the Funds as specified on Schedule A, and Sub-Adviser is willing to serve in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  The Adviser hereby appoints the Sub-Adviser as investment adviser, on the terms and conditions set forth herein, for the portion of the Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the "Managed Portion").  The Adviser may, from time to time, make additions to, and withdrawals from, those Fund assets assigned to the Sub-Adviser. The Sub Adviser accepts these terms and agrees to render the services herein set forth and for the compensation provided on Schedule A to this Agreement.

(b) Subject to the supervision and control of the Adviser and the Board of Trustees (the "Trustees") of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Managed Portion which shall at all times meet the diversification requirements of Subchapters Land  M under the Internal Revenue Code of 1986 (the "Code"). The Sub-Adviser will make investment decisions on behalf of the Managed Portion and place all orders for its purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser, except as expressly authorized in this Agreement or another writing signed by the Adviser.

(c) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed

Portion (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund's registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub Adviser to manage the Managed Portion.

(d)  The Sub-Adviser shall vote proxies relating to the Managed Portion's investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Managed Portion, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the proxy voting authority granted to the Sub Adviser pursuant to this Section at any time upon written notice.

(e)  The Sub-Adviser will select brokers and dealers unaffiliated with the Sub-Adviser to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Trustees.) In selecting brokers, dealers or futures commission merchants and placing orders for the purchase and sale of portfolio investments, the Sub-Adviser shall use its best efforts to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser, upon written notice, not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain the most favorable price and execution available, the Sub-Adviser, bearing in mind the Managed Portion's best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the  Managed Portion to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub

Adviser's over-all responsibilities with respect to the  Managed Portion and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Sub Adviser shall maintain records adequate to demonstrate compliance with this Section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Managed Portion as well as other clients of the Sub-Adviser, the Sub-

1165271-4                                                                 2

Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the 1940
Act, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder

(the "Advisers Act"), and pursuant to policies adopted by the Sub-Adviser and approved by the Trustees.

(f)  The Sub-Adviser will provide advice and assistance to the Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating the Fund's net asset value in accordance with valuation procedures and methods established by the Trustees.

(g)  The Sub-Adviser shall furnish the Adviser and the Trustees with such information and reports as the Adviser deems appropriate or as the Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Trustees' Meetings, at such reasonable times as the parties may agree to review the Fund's investment policies and to consult with the Adviser or the Trustees regarding the Managed Portion's investment affairs.

(h)  The Sub-Adviser shall not consult with any other sub-adviser to either the Fund or any other account managed by the Adviser concerning the Fund's assets, except as permitted by the Fund's policies and procedures.

(i)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the organizational documents of the Trust that apply to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund's currently effective Prospectus and Statement of Additional Information ("SAl"); (iii) the federal securities laws, including without limit the 1940 Act, the Advisers Act, and the Commodity Exchange Act; (iv) any written instructions and directions of the Trustees, the Adviser, or Fund management; and (v) the Sub-Adviser's general fiduciary responsibilities under applicable law.

G) The Sub-Adviser shall assist in the preparation of all registration statements, prospectuses, shareholder reports, certain marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatory Filings") and shall provide disclosure for use in, or as may be required by, Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(k)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser (the "CCO") with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser's compliance with applicable law, including:

(i) Rule 206(4)-7 of the Advisers Act; (ii) the federal securities laws, as defined in Rule 38a-1 under the 1940 Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules, and regulations, whether foreign or domestic, in each case, applicable  at any time to the operations  of the Sub-Adviser and its services to the Managed Portion.  The Sub-Adviser shall make its officers and employees  (including its Chief Compliance Officer) available to the Adviser and/or the CCO from time to time to examine and review the Sub-Adviser's compliance program and its adherence thereto.

(1)  The Sub-Adviser's asset management affiliates within the UBS Global Asset Management business division ofUBS AG may provide research, financial analysis, order placement  and other administrative services for the Managed Portion which otherwise could be performed  by Sub-Adviser hereunder; provided, however, that no additional  charges, fees or other compensation will be paid for such services.

2.           OTHER AGREEMENTS.

The investment  management  services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a)  As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the Managed Portion's average daily net assets during the month.  Solely for the purpose of determining the promptness  of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions  provided by the Sub-Adviser.   Such fee shall be calculated  in accordance with the fee schedule as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF 1HIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above and shall remain in full force and effect continuously thereafter  until terminated.

(b)  This Agreement  shall continue from the date hereof until  September 30,2013 and thereafter only so long as continuance is specifically  approved: (i) at least annually  by the Trustees, including a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval; or (ii) if presented to the Fund's shareholders, by the affirmative vote of a majority of the Fund's outstanding voting securities.

(c)  This Agreement shall automatically terminate without the payment of any penalty in the event of: (i) its assigmnent; (ii) its delegation, unless the Adviser has by prior written consent agreed to the delegation; or (iii) termination of the Investment Management Agreement.

(d) This Agreement also may be terminated without the payment of any penalty: (i) by the vote of a majority of the Fund's outstanding voting securities, as permitted by the 1940
Act; (ii) by the Adviser on 60 days' written notice to the Sub-Adviser; or (iii) by the Sub Adviser on 90 days' written notice to the Adviser.

(e)   This Agreement may be amended by the mutual consent of the parties only if such amendment, if material, is specifically approved by the vote of: (i) a majority of the Trustees who are not interested persons; and (ii) a majority of the Fund's outstanding voting securities (unless such approval is not required by Section 15 of the 1940 Act).

5.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub

Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (b) the Sub-Adviser has a reasonable basis for believing that the Fund has failed to satisfy the diversification requirements under Subchapter L or M under the Code; (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the Fund or any services the Sub-Adviser provides for the Managed Portion;  and (d) any change in the Sub-Adviser's principal officers or any portfolio manager for the Managed Portion.

6.            LIABILITY AND INDEMNIFICATION.

(a)   The Sub-Adviser's duties shall be confined to those expressly set forth herein, with respect to the Managed Portion.  The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss arising out of any breach of fiduciary duty or a loss arising out of willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations hereunder, unless otherwise provided under provisions of applicable law.

(b)  The Sub-Adviser shall indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons (the "Sub-Adviser Indemnified Persons") from and against any and all suits, actions, legal or admiuistrative proceedings or investigations, claims, demands, damages, liabilities, interest, loss, costs and expenses, including reasonable attorneys' fees, disbursements and court costs ("Losses"), which the Sub-Adviser Indemnified

Persons may sustain arising out of the Sub-Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder; provided, however, that the Sub Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

(c) The Adviser shall indemnify the Sub-Adviser and its respective affiliates and controlling persons (the "Adviser Indemnified Persons") from and against any and all Losses, which the Adviser Indemnified Persons may sustain arising out of the Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder;  provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

7.           RECORDS; RIGHT TO AUDIT.

(a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 3la-2  under the 1940 Act, all records relating to investments made by the Sub-Adviser for the Managed Portion that are required to be maintained by the Fund pursuant to the requirements of Rule 3la-l under the 1940 Act. The Sub-Adviser agrees that all records maintained on the Fund's behalf are the Fund's property, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities, or by this Agreement. In addition, for the duration of this Agreement, the Sub Adviser shall preserve for the periods prescribed by Rule 3la-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission ("SEC"), the Fund's auditors, any Fund representative, the Adviser, or any govermnental agency or other instrumentality having regulatory authority over the Fund.

8.           CONFIDENTIAL INFORMATION.

The Sub-Adviser shall not disclose to any third party material non-public information obtained under this Agreement with respect to the Fund, the Trust or the Adviser, including, without limitation, the "non-public portfolio holdings," except: (a) with the prior written consent ofthe Adviser; (b) as required by applicable federal or state law, regulation, court order, or the rules and regulations of any govermnental body or official having jurisdiction over the Sub-Adviser; or (c) if such third party agrees in writing with the Sub-Adviser to keep such information confidential and to not trade based upon such information. "Non-public portfolio holdings" means portfolio holdings information that has not been made public by having been previously filed with the SEC.

9.           MARKETING MATERIALS.

(a) The Fund shall furnish to the Sub-Adviser, prior to use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named. No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the Sub-Adviser's prior written permission.

(b)  The Sub-Adviser shall furnish to the Fund, prior to use, each piece of the Sub Adviser's advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is named. No such material shall be used except with prior written permission of the Fund or its delegate. The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the Fund's prior written permission.

10.           GOVERNINGLAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable, the latter shall control.

11.       SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by an SEC rule, regulation or order, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12.      NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

Ifto the Sub-Adviser:

UBS Global Asset Management (Americas) Inc. Attn:  Legal Department
One North Wacker Drive

Chicago IL, 60606

312-525-7490

If to the Adviser:

Lincoln Investment Advisors Corporation

Lisa Matson, Esq.

150 N. Radnor Chester Road

Radnor, PA 19341

484-583-8448

13.           COUNTERPARTS.

This Agreement may be executed in counterparts and each counterpart shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14.           ENTIRE AGREEMENT.

This Agreement, together with any Schedules or Exhibits hereto, represents the entire Agreement between the parties, and supersedes any other written or oral communications between the parties with respect to the subject matter contained herein.

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

Name: Title:

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

Accepted and agreed to as of the day and year first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of the Fund(s) listed on Schedule A

Name: Title:

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation for services rendered to the

Managed Portion at an annual rate as follows:

Fund	Fe	es payable on assets of the Managed Portion $100 million 0.32% to $200 million 0.32% to $250 million 0.32% to $500 million 0.32% to $2 billion 0.25% billion 0.20%
LVIP UBS Large Cap Growth RPM Fund	$0 up to $100 up $200 up $250 up $500 up Over $2

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement ("Agreement") executed as of September 28, 2012, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a Tennessee corporation (the "Adviser"), and CBRE CLARION SECURITIES LLC, a Delaware limited liability corporation (the "Sub-Adviser").

WHEREAS, Lincoln Variable Insurance Products Trust (the "Tmst"), on behalf of one or more of its series, (each, the "Fund") which are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940

Act") has entered into an Investment Management Agreement dated April 30, 2007, with the Adviser, as it may be amended from time to time (the "Investment Management Agreement") pursuant to which the Adviser has agreed to provide certain investment management services to the Funds; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to one or more of the Funds as specified on Schedule A, and Sub-Adviser is willing to serve in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  The Adviser hereby appoints the Sub-Adviser as investment adviser, on the tenns and conditions set forth herein, for the portion of the Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the "Managed Portion").  The Adviser may, from time to time, make additions to, and withdrawals from, those Fund assets assigned to the Sub-Adviser. The Sub Adviser accepts these terms and agrees to render the services herein set forth and for the compensation provided on Schedule A to this Agreement.

(b) Subject to the supervision and control of the Adviser and the Board of Trustees (the "Trustees") of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Managed Portion which shall at all applicable times meet the diversification requirements of Subchapters L and M under the Intemal Revenue Code of
1986, as amended (the "Code").  The Sub-Adviser will make investment decisions on behalf of the Managed Portion and place all orders for its purchase and sale of portfolio securities. The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser, except as expressly authorized in this Agreement or another writing signed by the Adviser.

(c)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed Portion (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services). The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund's registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub Adviser to manage the Managed Portion.

(d) The Sub-Adviser shall vote proxies relating to the Managed Portion's investment securities in accordance with Sub-Adviser's proxy voting guidelines and procedures in effect from time to time, and shall review its proxy voting activities on a periodic basis with the Tmstees. The Tmst or Adviser may withdraw the proxy voting authority granted to the Sub Adviser pursuant to this Section at any time upon written notice.

(e) The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Tmstees.) In selecting brokers, dealers or futures commission merchants and placing orders for the purchase and sale of portfolio investments, the Sub-Adviser shall use its best efforts to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The Adviser reserves the tight to direct the Sub-Adviser, upon written notice, not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice. In using its best effotis to obtain the most favorable price and execution available, the Sub-Adviser, bearing in mind the Managed Portion's best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, expetience and financial stability ofthe broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Tmstees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Managed Portion to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Managed Portion and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Sub-Adviser shall maintain records adequate to demonstrate compliance with this Section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Managed Potiion as well as other clients of the Sub-Adviser, the Sub Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the 1940
Act, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder

(the "Advisers Act"), and pursuant to policies adopted by the Sub-Adviser and approved by the Trustees.

(f) The Sub-Adviser will provide advice and assistance to the Adviser as to the determination of the fair value of ce1iain investments where market quotations are not readily available for purposes of calculating the Fund's net asset value in accordance with valuation procedures and methods established by the Trustees.

(g) The Sub-Adviser shall furnish the Adviser and the Trustees with such infonnation and repotis as the Adviser deems appropriate or as the Trustees shall reasonably request. The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Trustees' Meetings, at such reasonable times as the parties may agree to review the Fund's investment policies and to consult with the Adviser or the Trustees regarding the Managed Portion's investment affairs.

(h) The Sub-Adviser shall not consult with any other sub-adviser to either the Fund or any other account managed by the Adviser concerning the Fund's assets, except as permitted by the Fund's policies and procedures.

(i) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the organizational documents of the Tmst that apply to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund's currently effective Prospectus and Statement of Additional Information ("SAl"); (iii) the federal securities laws, including without limit the 1940 Act, the Advisers Act, and the Commodity Exchange Act; (iv) any written instmctions and directions of the Trustees, the Adviser, or Fund management; and (v) the Sub-Adviser's general fiducia1y responsibilities under applicable law.

(j) The Sub-Adviser shall assist the Fund in the preparation of its registration statements, prospectuses, shareholder reports, certain marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatmy Filings") and shall provide the Fund with disclosure for use in, or as may be required by, the Fund's Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(k) The Sub-Adviser shall furnish the Adviser, the Board ofTtustees and/or the Chief Compliance Officer of the Ttust and/or the Adviser (the "CCO") with such infmmation, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser's compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the federal securities laws, as defined in Rule 38a-1 under the 1940 Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules, and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Sub-Adviser and its services to the Managed Portion. The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the CCO from time to time to examine and review the Sub-Adviser's compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.           COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the Managed Portion's average daily net assets during the month. Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser. Such fee shall be calculated in accordance with the fee schedule as set forth in Schedule A attached hereto.

(b) The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a) This Agreement shall become effective as of the date first written above and shall remain in full force and effect continuously thereafter until terminated.

(b) This Agreement shall continue in effect for a period of two years from the date hereof and thereafter only so long as continuance is specifically approved: (i) at least armually by the Trustees, including a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval; or (ii) if presented to the Fund's shareholders, by the affirmative vote of a majority of the Fund's outstanding voting securities.

(c) This Agreement shall automatically tetminate without the payment of any penalty in the event of: (i) its assignment; (ii) its delegation, unless the Adviser has by prior written consent agreed to the delegation; or (iii) termination of the Investment Management Agreement.

(d) This Agreement also may be tetminated without the payment of any penalty: (i) by the vote of a majority of the Fund's outstanding voting securities, as permitted by the 1940
Act; (ii) by the Adviser on 60 days' written notice to the Sub-Adviser; or (iii) by the Sub
Adviser on 90 days' written notice to the Adviser.

(e)  This Agreement maybe amended by the mutual consent of the parties only if such amendment, if material, is specifically approved by the vote of: (i) a majority of the Trustees who are not interested persons; and (ii) a majority of the Fund's outstanding voting securities (unless such approval is not required by Section 15 of the 1940 Act).

5.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notifY the Adviser in writing of the occunence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub

Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (b) the Sub-Adviser has a reasonable basis for believing that the Fund has failed to satisfY the diversification  requirements under Subchapter L or M under the Code; (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the Fund or any services the Sub-Adviser provides for the Managed Portion; and (d) any change in the Sub-Adviser's principal officers or any p01tfolio manager for the Managed Portion.

6.            LIABILITY AND INDEMNIFICATION.

(a)  The Sub-Adviser's duties shall be confined to those expressly set forth herein, with respect to the Managed P01tion. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss arising out of any breach of fiduciary duty or a loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder, unless otherwise provided under provisions of applicable law.

(b) Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub Adviser may use, or the success of Sub-Adviser's overall management of the Fund. The Adviser understands that investment decisions made for the Fund by Sub-Adviser are subject to various market, cunency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the securities, cash and other investments held in the Managed Portion of the Fund and in making investment decisions for the Fund, Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

(c) The Sub-Adviser shall indemnify the Adviser, the Tmst and the Fund, and their respective affiliates and controlling persons (the "Sub-Adviser Indemnified Persons") from and against any and all suits, actions, legal or administrative proceedings or investigations, claims, demands, damages, liabilities, interest, loss, costs and expenses, including reasonable attorneys' fees, disbursements and court costs ("Losses"), which the Sub-Adviser Indemnified Persons may sustain arising out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder; provided, however, that the Sub

Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

(d) The Adviser shall indemnify the Sub-Adviser and its respective affiliates and controlling persons (the "Adviser Indemnified Persons") from and against any and all Losses, which the Adviser Indemnified Persons may sustain arising out of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

7.        RECORDS; RlGHT TO AUDIT.

(a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to investments made by the Sub-Adviser for the Managed Portion that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records it maintains on the Fund's behalf are the Fund's property, and the Sub-Adviser will smTender promptly to the Fund any such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser will use records or inf01mation obtained under this Agreement only for the pmposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities, or by this Agreement. In addition, for the duration of this Agreement, the Sub Adviser shall preserve for the periods prescribed by Rule 3la-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and fi·om time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange

Commission ("SEC"), the Fund's auditors, any Fund representative, the Adviser, or any govenunental agency or other instmmentality having regulatory authority over the Fund.

8.           CONFIDENTIAL INFORMATION.

The Sub-Adviser shall not disclose to any third party material non-public information obtained under this Agreement with respect to the Fund, the Trust or the Adviser, including, without limitation, the "non-public portfolio holdings," except: (a) with the prior Wlitten consent of the Adviser; (b) as required by. applicable federal or state law, regulation, court order, or the rules and regulations of any govemmental body or official having jurisdiction over the Sub-Adviser; or (c) if such third patty agrees in writing with the Sub-Adviser to keep such information confidential and to not trade based upon such information. "Non-public portfolio holdings" means portfolio holdings information that has not been made public by having been previously filed with the SEC.

9.           MARKETING MATERIALS.

(a) The Fund shall fumish to the Sub-Adviser, prior to use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is natned. No such mate1ial shall be used except with prior written permission of the Sub-Adviser or its delegate. The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the Sub-Adviser's prior Wl"itten permission.

(b) The Sub-Adviser shall furnish to the Fund, prior to use, each piece of the Sub Adviser's advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is natned. No such material shall be used except with prior written pe1mission of the Fund or its delegate. The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the Fund's prior wlitten permission.

(c) Sub-Adviser agrees that, for so long as Sub-Adviser is the sole sub-adviser of the Fund, the Sub-Adviser grants the Fund and the Adviser a non-exclusive, non-assignable, non sublicensable royalty-free light to use the natne "Clarion" in the natne of the Fund and that such use ofthe natne "Clarion" may include use of the name in prospectuses, repmts, and sales materials. The Adviser and the Fund shall include appropliate trademark credit lines and notice symbols as reasonably directed by the Sub-Adviser. All use of the name Clation shall inure to the benefit of its owner, CBRE Clarion Secmities, LLC. Upon termination of this Agreement, the Adviser and the Fund shall forthwith cease to use the natne of "Clarion" (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

10.       GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the
State of Delaware without regard to conflict oflaw principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and {egulations which may be applicable, the latter shall control.

11.       SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or othe1wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by an SEC rule, regulation or order, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Sub-Adviser:

CBRE Clarion Securities, LLC
Attn: William E. Zitelli, General Counsel

201 King of Prussia Rd. Suite 600
Radnor, PA 19087

610-964-0410

If to the Adviser:

Lincoln Investment Advisors Corporation
Attn: Lisa Matson, Esq.
150 N. Radnor Chester Road
Radnor,PA 19341

484-583-8448

13.           COUNTERPARTS.

This Agreement may be executed in counterparts and each counterpart shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14.           ENTIRE AGREEMENT.

This Agreement, together with any Schedules or Exhibits hereto, represents the entire Agreement between the parti, and supersedes any other written or oral communications between the parties with respect to the subject matter contained herein.

15.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested  persons" and "assignment" shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

L
J/) (cc
LINCOLN INVESTMENT ADVISORS COI_U>00.RA(ION

Narne: ---fl""D"a"nt.i>el RR.-H-1ay"e"s"

Title:                   Presideat

CBRE CLARION SECURITIES, LLC

[Missing Graphic Reference]

Title:            COO

Accepted and agreed to as ofthe day and year first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
on behalf of the Fun (s) on Schedule A
.

Title:                   President

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation for services rendered to the
Managed Portion at an annual rate as follows:  .

Fund

Fees payable on assets of the Managed Portion

LVIP Clarion Global Real Estate Fund	$0 -$250 million	0.400%
	Over $250 up to $500	0.375%
	Over $500 - $1 billion	0.350%
	Over $1 billion	0.300%

SUB-ADVISORY AGREEMENT

LVIP SSgA GLOBAL TACTICAL ALLOCATION  RPM FUND

This Sub-Advisory Agreement ("Agreement") executed as of September 30, 2012, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a Tennessee corporation (the "Adviser"),  and SSGA FUNDS MANAGEMENT, INC., a Massachusetts corporation (the "Sub-Adviser").

WHEREAS, Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of the LVIP SSgA Global Tactical Allocation RPM Fund (the "Fund"),  has entered into an Investment Management Agreement with the Adviser (the "Investment  Management Agreement"), pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  The Adviser hereby appoints the Sub-Adviser as investment adviser, on the terms and conditions set forth herein, for the portion ofthe Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the "Managed Portion").  The Adviser may, from time to time, make additions to, and withdrawals from, those Fund assets assigned to the Sub-Adviser. The Sub Adviser accepts these terms and agrees to render the services herein set forth and for the compensation provided on Schedule A to this Agreement.  Subject to the supervision and control of the Adviser and the Board of Trustees (the "Trustees") of the Trust, the Sub Adviser, at its expense, will furnish continuously an investment program for the Managed
Portion which shall meet the diversification requirements of Subchapter M and Section 817(h)

of the Internal Revenue Code of 1986 (the "Code").  The Sub-Adviser will make investment decisions on behalf of the Managed Portion and place all orders for its purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing signed by the Adviser and the Sub-Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed Portion (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund's registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub Adviser to manage the Managed Portion.

(c)  The Sub-Adviser shall vote proxies relating to the Managed Portion's  investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Managed Portion, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Advisor shall not be responsible for filing proofs of claim or otherwise participating in class action lawsuits with respect to securities held by the Managed Portion.

(e)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Trustees.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Managed Portion the most favorable price and execution available, the Sub-Adviser, bearing in mind the Managed Portion's best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount ofthe commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, and as communicated in writing to the Sub-Adviser, the Sub Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Managed Portion to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser detenhines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub Adviser's over-all responsibilities with respect to the Managed Portion and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest ofthe Managed Portion as well as other clients ofthe Sub-Adviser, the Sub Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the Investment Company Act of 1940 and the rules established thereunder (the "1940 Act"), Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder (the "Advisers Act"), and pursuant to policies adopted by the Sub-Adviser and approved by the Trustees ofthe Fund.

(f)  The Sub-Adviser will provide advice and assistance to the Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(g)  The Sub-Adviser shall furnish the Adviser and the Trustees with such information and reports regarding the Managed Portion's  investments as the Adviser deems appropriate or as the Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Trustees'  Meetings, at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Trustees regarding the investment affairs of the Fund.

(h)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub adviser to a portfolio that is under common control with the Fund concerning the assets ofthe Fund, except as permitted by the policies and procedures of the Fund.

(i)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund's currently effective Prospectus and Statement of

Additional Information ("SAl")  as amended from time to time; (iii) the 1940 Act, the Advisers Act; (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund.

(j)  The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatory  Filings") and shall provide the Fund with disclosure for use in the Fund's Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(k)  The Sub-Adviser shall furnish the Adviser, the Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub Adviser regarding the Sub-Adviser's compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser's compliance with the Sarbanes-Oxley Act of2002, Title V of the Gramm-Leach-Bliley  Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund's  Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the 'Sub-Adviser's compliance program and its adherence thereto.

(I)  The Sub-Adviser shall, as part of its compliance process, perform diversification testing under Subchapter M and Section 817(h) of the Code based upon its own records with respect to the Managed Portion and report promptly any failure indicated by such testing to the Adviser, and take any necessary actions to remedy such failure.  Notwithstanding the foregoing sentence, the Adviser agrees that the official testing for the Fund's compliance with diversification testing under Section 817(h) and Subchapter M of the Code shall be performed by Adviser, the Fund's  custodian or services provider other than the Sub-Adviser.

2.           OTHERAGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.	COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER. (a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average dailynet assets of the Managed Portion during the month.  Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its Investment Management Agreement as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           REPRESENTATIONS.

(a)  Representations of the Adviser.  The Adviser represents, warrants and agrees as follows: (1) The Adviser has been duly authorized by the Tmstees of the Trust to delegate to the Sub-Adviser the provision of investment services as contemplated hereby; and (2) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the

1940 Act, the Advisers·Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or other applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement ; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) ofthe
1940 Act or otherwise.

(b)  Representations of the Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:  The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or other applicable requirements of any regulatory or industry self regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualifY the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise

5.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Investment Management Agreement between the Adviser and the Fund shall have terminated for any reason.

6.	EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a) This Agreement shall become effective as of the date first written above, and shall remain in full force and effect until  September 30, 2013 and thereafter (unless terminated automatically as set forth in Section 5) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically  approved at least annually by the Trustees or by the vote of a majority ofthe outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days' written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days' written notice to the Adviser.

(c)   Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the 1940
Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent

Trustees.

7.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has failed to satisfy the diversification requirements under Section 817(h) or Subchapter  M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

8.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the 1940 Act or the Advisers Act, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Adviser, the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)  Failure by the Sub-Adviser to assure that any disclosure provided by the Sub Adviser for inclusion in the Fund's Regulatory filings does not (i) contain any untrue statement of a material fact or (ii) omit to state a material fact required to be stated necessary to make such disclosure not misleading, shall constitute gross negligence per se under sub paragraph 8(a) above.

9.            INDEMNIFICATION.

(a)  Notwithstanding Section 8, the Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Fund may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser expressly for inclusion in the Fund's Regulatory Filings, or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification  is claimed under this Section.

(b)  The Adviser agrees to indemnify the Sub-Adviser for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Sub-Adviser may become subject as a result of any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) contained in the Fund's Regulatory Filings, which statement was not provided by Sub-Adviser expressly for inclusion in the Fund's  Regulatory Filings, provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(c)  Neither party shall be responsible for any consequential or indirect damages or losses sustained by the other party.

10.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Managed Portion's investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser will use records or i)lformation obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any mauner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.  In addition, for the duration of this Agreement, the Sub-

Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund's auditors, any representative of the Fund, the Adviser, or any govermnental agency or other instrumentality having regulatory authority over the Fund.

11.           CONFIDENTIAL  INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the "non-public portfolio holdings" of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information. "Non-public  portfolio holdings" means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

12.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approvalon a prompt and timely basis.  Failure by the Fund to respond within ten

(10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

13.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws ofthe State of Delaware without regard to conflict oflaw principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which maybe applicable.  To the extent that the applicable law of the State of Delaware or any ofthe provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable, the latter shall control.

14.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this  Agreement   shall  be  given  in  writing,  delivered,   or  mailed  to  the  other  party,  or transmitted by facsimile to the parties at the following  addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)           If to the Sub-Adviser: SSgA Funds Management, Inc.
One Lincoln Street

Boston, MA 02111

Attn: Chief Compliance Officer

(b)           If to the Adviser:

Lincoln Investment Advisors Corporation

150 N. Radnor Chester Rd. Radnor, PA 19087

Attn: Lisa Matson, Esq. Facsimile (484) 583-8448

16.           CERTAINDEFINITIONS.

For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested  persons," and "assignment" shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

17.           ADVPARTIIRECEIPT.

Concurrent with the execution of this Agreement, the Sub-Adviser  is delivering to the Adviser and to the Trust a copy of Part II of its Form ADV, as revised, on file with the SEC. The Adviser and the Trust hereby acknowledge receipt of such copy.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

Name: Daniel R. Hayes

Title:   President

SSGA FUNDS MANAGEMENT, INC.

[Missing Graphic Reference]

Accepted and agreed to as of the day and year first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf ofthe LVIP SSgA Global Tactical Allocation Fund

Name: Daniel R. Hayes

Title:   President

SCHEDULE  A Fee Schedule

Pursuant to Section 3 of the attached Sub-Advisory Agreement between Lincoln Investment Advisors  Corporation  (the  "Adviser")  and  SSgA  Funds  Management,  Inc.  (the  "Sub Adviser") with respect to the portion of the LVIP SSgA Global Tactical Allocation RPM Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (the "Managed Portion"), the Adviser shall pay the Sub-Adviser a fee each month based on the average daily net assets of the Managed Portion during the month.

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

Name of Fund	Annual Fee as A Percentage of Average Daily Net Assets of the Managed Portion
LVIP SSgA Global Tactical Allocation RPM Fund	$0 up to $200 million 0.15% Over $200 million0.10%

SUB-ADVISORY  AGREEMENT

LVIP TEMPLETON GROWTH RPM FUND

This Sub-Advisory Agreement ("Agreement") executed as of  September 21, 2012, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a New Hampshire corporation (the "Adviser"), and TEMPLETON INVESTMENT COUNSEL, LLC, a Florida limited liability company (the "Sub-Adviser").

WHEREAS, Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of the LVIP Templeton Growth RPM Fund (the "Fund"), has entered into an Investment Management Agreement, dated April 30, 2007, with the Adviser (the "Investment Management Agreement"), pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  The Adviser hereby appoints the Sub-Adviser as investment adviser, on the terms and conditions set forth herein, for the portion of the Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the "Managed Portion").  The Adviser may, from time to time, make additions to, and withdrawals from, those Fund assets assigned to the Sub-Adviser. The Sub Adviser accepts these terms and agrees to render the services herein set forth and for the compensation provided on Schedule A to this Agreement.  Subject to the supervision and control of the Adviser and the Board ofTrustees (the "Trustees") ofthe Trust, the Sub Adviser, at its expense, will furnish continuously an investment program for the Managed
Portion which shall meet the diversification  requirements of Subchapter M and Section 817(h)

of the Internal Revenue Code of 1986 (the "Code").  The Sub-Adviser will make investment decisions on behalf of the Managed Portion and place all orders for its purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing signed by the Adviser.

(b)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed Portion (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund's registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub Adviser to manage the Managed Portion.

(c)  The Sub-Adviser shall vote proxies relating to the Managed Portion's investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Managed Portion and shall review its proxy voting activities on a periodic basis with the Trustees.  Sub-Adviser's obligation to vote proxies shall be contingent upon receipt or proxies from the Fund custodian in a timely manner.  The Trust or Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Trustees and received by Sub-Adviser.)  In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The Adviser reserves the right to direct the Sub-Adviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain for the Managed Portion the most favorable price and execution available, the Sub-Adviser, bearing in mind the Managed Portion's  best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine and to the extent such policies are received by the Sub-Adviser, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Managed Portion to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities  with respect to the Managed Portion and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest ofthe Managed Portion as well as other clients of the Sub-Adviser, the Sub Adviser to the extent permitted  by applicable  laws and regulations,  may, but shall be under no obligation  to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction,  will be made by the Sub-Adviser in compliance  with Section 17(d) of the Investment  Company Act of 1940 and the rules established  thereunder (the "1940  Act"), Section 206 of the Investment  Advisers Act of 1940 and any rules established thereunder  (the "Advisers Act"), and pursuant to policies adopted by the Sub-Adviser and approved  by the Trustees of the Fund.

(e)  The Sub-Adviser  will provide advice and assistance  to the Adviser as to the determination of the fair value of certain investments  where market quotations  are not readily available for purposes of calculating  net asset value of the Fund in accordance  with valuation procedures and methods established  by the Trustees.

(f)  The Sub-Adviser shall furnish the Adviser and the Trustees with such information and reports as the Adviser reasonably  deems appropriate  or as the Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees  available from time to time, including attendance  at Trustees' Meetings, at such reasonable  times as the parties may agree to review investment  policies of the Fund and to consult  with the Adviser or the Trustees regarding the investment  affairs of the Fund.

(g)  The Sub-Adviser shall not consult with any other sub-adviser  to the Fund or a sub adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund, which shall be provided to Sub-Adviser.

(h)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance  with, the following  to the extent that Sub-Adviser receives them from Adviser or Trust:  (i) provisions  of the organizational documents ofthe Trust that are applicable  to the Fund; (ii) the investment  objectives, policies and restrictions of the Fund as stated in the Fund's currently  effective Prospectus and Statement  of Additional  Information ("SAl") as amended  from time to time; (iii) the 1940 Act and the Advisers Act; (iv) any written instructions and directions  of the Trustees, the Adviser or Fund management; and (v) its general fiduciary  responsibility  to the Fund.

(i)  The Sub-Adviser shall assist the Fund in the preparation  of its registration statement, prospectus,  shareholder  reports, marketing  materials and other regulatory  filings, or any amendment  or supplement  thereto (collectively, "Regulatory Filings")  and shall provide the Fund with disclosure  for use in the Fund's Regulatory  Filings, including, without limitation, any requested disclosure  related to the Sub-Adviser's investment  management personnel,  portfolio manager compensation, Codes of Ethics, firm description, investment management  strategies  and techniques, and proxy voting policies.

G)  The Sub-Adviser shall furnish the Adviser, the Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Sub Adviser regarding the Sub-Adviser's  compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser's compliance with the Sarbanes-Oxley Act of2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information included in the Fund's Regulatory Filings.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief Compliance Officer ofthe Trust and/or the Adviser from time to time to examine and review the Sub-Adviser's  compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.	COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER. (a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Managed Portion during the month. Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its Investment Management Agreement as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.           AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Investment Management Agreement between the Adviser and the Fund shall have terminated for any reason.

5.           EFFECTIVE PERIOD; TERMINATION  AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below.   This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

(b)  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund as required by the 1940 Act; provided, however, that this Agreement may be terminated at any time without the payment of any penalty:

(i)  by Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii)  by the Adviser on 60 days' written notice to the Sub-Adviser; or

(iii)  by the Sub-Adviser on 60 days' written notice to the Adviser.

(c)   Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities ofthe Fund (unless such approval is not required by Section 15 of the 1940

Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent

Trustees.

6.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notifY the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualifY as a regulated investment company under Section 817(h) of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund,  and (d) any portfolio manager of the Fund shall have changed.

7.           NONLIABILITY OF SUB-ADVISER.

(a)  Except as may otherwise be provided by the 1940 Act or the Advisers Act, in the absence ofwillful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.            INDEMNIFICATION.

(a)  Notwithstanding Section 7, the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund's  Regulatory Filings or any omission of a material fact required to be stated necessary to make such disclosure not misleading, provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

(b)  The Adviser agrees to indemnity the Sub-Adviser for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Sub-Adviser may become subject as a result of any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) pertaining to the Fund contained in the Fund's  Regulatory Filings, which statement was not either provided by Sub-Adviser or submitted by Adviser to Sub-Adviser for review.

9.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Managed Portion's  investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund's  request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the

1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.  This Section shall not apply to separate records maintained by Sub-Adviser in compliance with Section 204 of the Advisers Act, which records shall be the property of Sub-Adviser.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund's auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.           CONFIDENTIAL INFORMATION

(a)  The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

(b)  Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the "non-public portfolio holdings" of the Fund, unless (1) there is a legitimate business purpose for such disclosure, and (2) such third party agrees in writing with Sub-Adviser to keep such information confidential and to not engage in trading based upon such information. "Non-public portfolio holdings" means holdings which have not first been made public by making a filing with the Securities and Exchange Commission which is required to include such portfolio holdings information.

11.          MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.

(b)  The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is named. No such material shall be used except with prior written permission of the Fund or its delegate. The Fund agrees to respond to any request for approval on a prompt and timely basis.

12.           GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this  Agreement  shall  be  given  in  writing,  delivered,  or  mailed  to  the  other  party,  or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)           If to the Sub-Adviser: Templeton Investment Counsel, LLC
500 East Broward Boulevard

Suite 2100

Fort Lauderdale, Florida 33394

With a copy to:

Franklin Templeton Investments

One Franklin Parkway

San Mateo, CA 94403-1906

Attention: General Counsel

(b)           If to the Adviser:

Lincoln Investment Advisors Corporation

150 N. Radnor Chester Rd. Radnor, PA 19087

Attn: Lisa Matson, Esq. Facsimile (484) 583-8448

15.           CERTA£N DEFINITIONS.

For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested persons," and "assignment" shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

Name:

Title:  President

TEMPLETON INVESTMENT COUNSEL, LLC
tfJ                a.          114'

Name: Peter Nori

Title:  Executive Vice President, Templeton

Global Equity Group

Accepted and agreed to as of the day and year first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of the LVIP Templeton Growth RPM Fund

Name: Dan Hayes

Title: President

SCHEDULE A INVESTMENT SUBADVISORY FEES

The Adviser shall pay to the Sub-Adviser compensation for services rendered to the Managed

Portion at an annual rate as follows:

Name of Fund                                                   Annual fee as a percentage of average

---------r---"---ll tass ts ()f tl!Mana  <!_Po.-!ion

LVIP Templeton Growth RPM Fund

$0 up to $200 million

$200	to $500 million million

0.500%

0.425%

0.400%

SUB ADVISORY AGREEMENT

This Sub-Advisory Agreement ("Agreement") executed as of September 21, 2012, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a Tennessee corporation (the "Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Sub-Adviser").

WHEREAS, Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of one or more of its series, (each, the "Fund") which are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940

Act") has entered into an Investment Management Agreement dated April 30, 2007, with the Adviser, as it may be amended from time to time (the "Investment  Management Agreement") pursuant to which the Adviser has agreed to provide certain investment management services to the Funds; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to one or more of the Funds as specified on Schedule A, and Sub-Adviser is willing to serve in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  The Adviser hereby appoints the Sub-Adviser as investment adviser, on the terms and conditions set forth herein, for the portion of the Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the "Managed Portion").  The Adviser may, from time to time, make additions to, and withdrawals from, those Fund assets assigned to the Sub-Adviser. The Sub Adviser accepts these terms and agrees to render the services herein set forth and for the compensation provided on Schedule A to this Agreement.

(b) Subject to the supervision and control of the Adviser and the Board of Trustees (the "Trustees") of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Managed Portion which shall meet the diversification requirements of Subchapters L and M under the Internal Revenue Code of 1986 (the "Code"). The Sub-Adviser, in its discretion, will make investment decisions on behalf of the Managed Portion and place all orders for its purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser, except as expressly authorized in this Agreement or another writing signed by the Adviser.

(c)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed Portion (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund's  registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub Adviser to manage the Managed Portion.

(d)  The Sub-Adviser shall vote proxies relating to the Managed Portion's investment securities in accordance with Sub Adviser's proxy voting guidelines and procedures in effect from time to time and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the proxy voting authority granted to the Sub Adviser pursuant to this Section at any time upon written notice.

(e)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  In selecting brokers, dealers or futures commission merchants and placing orders for the purchase and sale of portfolio investments, the Sub Adviser shall use its best efforts to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub Adviser, upon written notice, not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain the most favorable price and execution available, the Sub-Adviser, bearing in mind the Sub-Adviser is a fiduciary to the Managed Portion, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability ofthe broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the  Managed Portion to pay a broker, dealer or futures commission  merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission  was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Managed Portion and to other clients of the Sub-Adviser or its affiliates as to which the Sub Adviser or its affiliates exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this Section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Managed Portion as well as other clients of the Sub-Adviser, the Sub Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable overall execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the 1940 Act, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder (the "Advisers Act"), and pursuant to policies adopted by the Sub-Adviser.

(f)  The Sub-Adviser will provide advice and assistance to the Adviser as to the determination  of the fair value of certain investments where market quotations are not readily available for purposes of calculating the Fund's  net asset value in accordance with valuation procedures and methods established by the Trustees.

(g)  The Sub-Adviser shall furnish the Adviser and the Trustees with such information and reports as the Adviser deems appropriate or as the Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Trustees'  Meetings, at such reasonable times as the parties may agree to review the Fund's investment policies and to consult with the Adviser or the Trustees regarding the Managed Portion's investment affairs.

(h)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or with a sub-adviser to a fund that is under common control with the Fund concerning transactions for the Fund in securities or other assets, except as permitted by the Fund's  policies and procedures.

(i)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that apply to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund's currently effective Prospectus and Statement of Additional Information ("SAl"); (iii) the federal securities laws, including without limit the 1940 Act, the Advisers Act, and the Commodity Exchange Act; (iv) any written instructions and directions of the Trustees, the Adviser, or Fund management that are not inconsistent with (i)-(iii) and
(v) of this sub-section  l(i); and (v) the Sub-Adviser's general fiduciary responsibilities under applicable law.

(j)  The Sub-Adviser shall assist the Fund in the preparation of its registration statements, prospectuses, shareholder reports, certain marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatory Filings") and shall provide the Fund with disclosure for use in, or as may be required by, the Fund's  Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(k)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser (the "CCO") with such information, certifications and reports as such persons may reasonably deem appropriate and request from the Sub-Adviser regarding the Sub-Adviser's compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the federal securities laws, as defined in Rule 3Sa-l under the 1940 Act; (iii) the Commodity Exchange Act; and (iv) any state laws that Adviser has notified Sub-Adviser are applicable to the operations of the Sub-Adviser and its services to the Managed Portion.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the CCO from time to time to review the Sub-Adviser's compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. The Adviser agrees that Sub-Adviser may give advice, make investment decisions and take action with respect to any of its other clients or for its own account which may differ from advice given or the timing or nature of action taken with respect to the Fund.

3.	COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER. (a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the Managed Portion's average daily net assets during the month. Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within l 0 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above and shall remain in full force and effect continuously thereafter until terminated.

(b)  This Agreement shall continue from the date hereof until September 30, 2013 and thereafter only so long as continuance is specifically approved: (i) at least annually by the Trustees, including a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose ofvoting on such approval; or (ii) if presented to the Fund's shareholders,  by the affirmative vote of a majority of the Fund's outstanding voting securities.

(c)  This Agreement shall automatically terminate without the payment of any penalty in the event of: (i) its assignment; (ii) its delegation, unless the Adviser has by prior written consent agreed to the delegation; or (iii) termination of the Investment Management Agreement.

(d) This Agreement also may be terminated without the payment of any penalty: (i) by the vote of a majority of the Fund's outstanding voting securities, as permitted by the 1940
Act; (ii) by the Adviser on 60 days' written notice to the Sub-Adviser; or (iii) by the Sub Adviser on 90 days' written notice to the Adviser.

(e)   This Agreement may be amended by the mutual consent of the parties only if such amendment, if material, is specifically approved by the vote of: (i) a majority of the Trustees who are not interested persons; and (ii) a majority of the Fund's  outstanding voting securities (unless such approval is not required by Section 15 ofthe 1940 Act).

5.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (b) the Sub-Adviser has a reasonable basis for believing that the Fund has failed to satisfy the diversification requirements under Subchapter L or M under the Code; (c) to the extent permitted by law, regulation or regulatory requirement, that the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the Fund or any services the Sub-Adviser provides for the Managed Portion;  and (d) any change in the Sub-Adviser's principal officers or any portfolio manager for the Managed Portion.

6.            LIABILITY AND INDEMNIFICATION.

(a)   The Sub-Adviser's duties shall be confined to those expressly set forth herein, with respect to the Managed Portion.  The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or out of any of the Sub-Adviser's actions or omissions hereunder, except a loss proximately caused by the Sub-Adviser's breach of its fiduciary duty under applicable law, Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder, unless otherwise provided under provisions of applicable law.

(b)  Sub-Adviser does not guarantee the future performance of the Managed Portion or any specific level of performance, the success of any investment decision or strategy that Sub Adviser may use, or the success of Sub-Adviser's overall management of the Managed
Portion. The Adviser understands that investment decisions made for the Managed Portion by

Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the securities, cash and other investments held in the Managed Portion and in making investment decisions for the Managed Portion, Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

(c) Under no circumstances shall the Adviser or the Sub-Adviser be liable for any special, consequential or indirect damages.

(d)  The Sub-Adviser shall indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons (the "Sub-Adviser Indemnified Persons") from and against any and all suits, actions, legal or administrative proceedings or investigations, claims, demands, damages, liabilities, interest, loss, costs and expenses, including reasonable attorneys' fees, disbursements and court costs ("Losses"), which the Sub-Adviser Indemnified Persons may sustain that are proximately caused by the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder;  provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a direct result of the Adviser's  willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

(e)  The Adviser shall indemnify the Sub-Adviser and its respective affiliates and controlling persons (the "Adviser Indemnified Persons") from and against any and all Losses, which the Adviser Indemnified Persons may sustain that are proximately caused by the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder;  provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a direct result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

7.           RECORDS; RIGHT TO AUDIT.

(a)  The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to investments made by the Sub-Adviser for the Managed Portion that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records it maintains on the Fund's  behalf are the Fund's property, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund's  request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the

1940 Act any such records as are required to be maintained by it pursuant to this Agreement,

and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b)  The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission ("SEC").  In addition, upon the request of the Adviser the Sub-Adviser agrees to provide copies of any of the accounts, books and other records maintained and preserved by it as required hereby to the Fund's auditors, any Fund representative, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

8.           CONFIDENTIAL  INFORMATION.

(a) Each party will use non-public records or information obtained as a result of the relationship created by this Agreement only for the purposes contemplated hereby, and will not disclose such records or information to any unaffiliated third party in any manner other than expressly authorized by the party whose information will be disclosed, or if disclosure is expressly required by applicable federal or state regulatory authorities (including a party's regulatory examiners) or by this Agreement.  Notwithstanding the foregoing, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including but not limited to the identity of the Fund and the market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(b) Notwithstanding the foregoing, the Sub-Adviser shall not disclose to any third party the "non-public  portfolio holdings" of the Fund in a manner that identifies such non-public portfolio holdings as holdings of the Fund except: (a) with the prior written consent of the Adviser; (b) as required by applicable federal or state law, regulation, court order, or the rules and regulations of any governmental body or official having jurisdiction over the Sub-Adviser (including the Sub-Adviser's regulatory examiners); or (c) if such third party agrees in writing with the Sub-Adviser to keep such information confidential and to not trade based upon such information.  "Non-public  portfolio holdings" means portfolio holdings information that has not been made public by having been previously filed with the SEC.

(c) It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder or any investment transaction undertaken by Sub-Adviser for the Fund  is to be regarded by the Fund and the Adviser as confidential and for use only by the Adviser and the Fund.

9.           MARKETING MATERIALS.

(a)  The Fund shall furnish to the Sub-Adviser, prior to use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10)

calendar days to the Fund shall relieve the Fund of the obligation to obtain the Sub-Adviser's prior written permission.

(b)  The Sub-Adviser shall furnish to the Fund, prior to use, each piece of the Sub Adviser's advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is named.  No such material shall be used except with prior written permission of the Fund or its delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the Fund's  prior written permission.

(c) Sub-Adviser agrees that, for so long as Sub-Adviser is the sole sub-adviser of the Fund, the Sub-Adviser grants the Fund and the Adviser a non-exclusive, non-assignable, non sublicensable royalty-free right to use the name "JPMorgan" in the name of the Fund and that such use of the name "JPMorgan" may include use of the Fund name in prospectuses, reports, and sales materials.  The Adviser and the Fund shall include appropriate trademark credit lines and notice symbols as reasonably directed by the Sub-Adviser.  All use of the names "J. P. Morgan" and "JPMorgan" shall inure to the benefit of its owner, JPMorgan Chase & Co.  Upon termination of this Agreement, the Adviser and the Fund shall forthwith cease to use either the name of"JPMorgan" or "J.P. Morgan" (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

10.  DELEGATION TO THIRD PARTIES

Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

11. FORCE MAJEURE

The Sub-Adviser shall not be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the Sub-Adviser and could not have been reasonably prevented by the Sub-Adviser through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry.  Such causes may include, but are not restricted to, Acts of God or ofthe public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargos.

12.           GOVERNINGLAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable.  To the extent that the applicable law of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable, the latter shall control.

13.           SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by an SEC rule, regulation or order, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14           NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Sub-Adviser:

J.P. Morgan Investment Management Inc. Jessica Badillo

575 Washington Boulevard

Jersey City, NJ 07310

If to the Adviser:

Lincoln Investment Advisors Corporation

Lisa Matson

150 N. Radnor Chester Road

Radnor, PA 19341

484-583-8448

15.           COUNTERPARTS.

This Agreement may be executed in counterparts and each counterpart shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

16.           ENTIRE AGREEMENT.

This Agreement, together with any Schedules or Exhibits hereto, represents the entire Agreement between the parties, and supersedes any other written or oral communications between the parties with respect to the subject matter contained herein.

17.           CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested  persons" and "assignment" shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

Accepted and agreed to as of the day and year first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of the Fund(s) on Schedule A

Name: Title:

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation for services rendered to the

Managed Portion at an annual rate as follows:

Fund	Fees payable on assets of the Managed Portion
LVIP JPMorgan Mid Cap Value RPM Fund	$0 up to $200 million 0.50% $200 up to $400 million 0.45% • Over $400 million 0.40%

Fund	Fees payable on assets of the Managed Portion
LVIP JPMorgan Mid Cap Value RPM Fund	$0 up to $200 million 0.50% $200 up to $400 million 0.45% • Over $400 million 0.40%

SUB ADVISORY AGREEMENT

This Sub-Advisory Agreement ("Agreement") executed as of  , 2012, is between LINCOLN INVESTMENT ADVISORS CORPORATION, a Tennessee corporation (the "Adviser"), and COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, a Minnesota limited liability company (the "Sub-Adviser").

WHEREAS, Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of one or more of its series, (each, the "Fund") which are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940

Act") has entered into an Investment Management Agreement dated April 30, 2007, with the Adviser, as it may be amended from time to time (the "Investment  Management Agreement") pursuant to which the Adviser has agreed to provide certain investment management services to the Funds; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to one or more of the Funds as specified on Schedule A, and Sub-Adviser is willing to serve in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a)  The Adviser hereby appoints the Sub-Adviser as investment adviser, on the terms and conditions set forth herein, for the portion of the Fund's assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the "Managed Portion").  The Adviser may, from time to time, make additions to, and withdrawals from, those Fund assets assigned to the Sub-Adviser. The Sub Adviser accepts these terms and agrees to render the services herein set forth and for the compensation provided on Schedule A to this Agreement.

(b) Subject to the supervision and control of the Adviser and the Board of Trustees (the "Trustees") of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Managed Portion which shall meet the diversification requirements of Subchapters L and M under the Internal Revenue Code of 1986 (the "Code"). The Sub-Adviser, in its discretion, will make investment decisions on behalf of the Managed Portion and place all orders for its purchase and sale of portfolio securities.  The Sub-Adviser will be an independent contractor and will not have authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser, except as expressly authorized in this Agreement or another writing signed by the Adviser.

Pursuant to this Agreement the Sub-Adviser shall possess full power and authority on behalf of the Fund and at risk of and in the name of the Fund (a) to buy, sell, exchange, convert and otherwise trade in any and all securities and other assets as the Sub-Adviser may select; (b) to instruct any custodian of any security or other asset of the Fund to deliver securities or assets sold, exchanged, or otherwise disposed of from the Fund’s account; (c) to pay cash for securities or assets delivered to any trustee or custodian upon acquisition for the Fund; (d) to consent to any class action, plan or reorganization, merger, combination, consolidation, liquidation or similar plan with reference to such securities or other assets; (e) to exercise or dispose of subscription rights, warrants and fractional shares as it deems to be in the Fund’s best interests; (f) to deal through accounts with one or more securities or commodities brokerage firms, dealers or banks; and (g) generally to perform any other act necessary to enable the Sub-Adviser to carry out its obligations under this Agreement.  This discretionary authority shall remain in full force and effect until this Agreement terminates.  It is understood and agreed that the Sub-Adviser shall have no obligation whatsoever to initiate, pursue and/or prosecute any claim, proceeding or action on behalf of the Fund or Adviser.

(c)  The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed Portion (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Fund's  registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the portfolio manager or managers assigned by the Sub Adviser to manage the Managed Portion.

(d)  The Sub-Adviser shall vote proxies relating to the Managed Portion's investment securities in accordance with the Sub-Adviser's Proxy Voting Policies and Procedures, and shall review its proxy voting activities on a periodic basis with the Trustees.  The Trust or Adviser may withdraw the proxy voting authority granted to the Sub Adviser pursuant to this Section at any time upon written notice.  The Sub-Adviser’s responsibilities with respect to proxy voting shall be limited to submission of votes, which have been forwarded to the Sub-Adviser in a timely manner by the Adviser or the Adviser’s voting agent.  The Sub-Adviser shall not have any supervisory responsibility with respect to Adviser’s voting agent.

(e)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Trustees).  In selecting brokers, dealers or futures commission merchants and placing orders for the purchase and sale of portfolio investments for the Managed Portion, the Sub-Adviser shall use its best efforts to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Adviser reserves the right to direct the Sub Adviser, upon written notice, not to execute transactions through any particular broker(s) or dealer(s), and the Sub-Adviser agrees to comply with such request within ten business days of receiving written notice.  In using its best efforts to obtain the most favorable price and execution available, the Sub-Adviser, bearing in mind the Managed Portion’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions.  Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the  Managed Portion to pay a broker, dealer or futures commission  merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission  was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Managed Portion and to other clients of the Sub-Adviser or its affiliates as to which the Sub Adviser or its affiliates exercises investment discretion.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with this Section.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Managed Portion as well as other clients of the Sub-Adviser, the Sub Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the 1940 Act, Section 206 of the Investment Advisers Act of 1940 and any rules established thereunder (the "Advisers Act"), and pursuant to policies adopted by the Sub-Adviser.

(f)  The Sub-Adviser will provide advice and assistance to the Adviser as to the determination  of the fair value of certain investments where market quotations are not readily available for purposes of calculating the Fund's  net asset value in accordance with valuation procedures and methods established by the Trustees.

(g)  The Sub-Adviser shall furnish the Adviser and the Trustees with such information and reports regarding the Managed Portion’s investements as the Adviser deems appropriate or as the Trustees shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Trustees'  Meetings, at such reasonable times as the parties may agree to review the Fund's investment policies and to consult with the Adviser or the Trustees regarding the Managed Portion's investment affairs.

(h)  The Sub-Adviser shall not consult with any other sub-adviser to the Fund or with a sub-adviser to a fund that is under common control with the Fund concerning transactions for the Fund in securities or other assets, except as permitted by the Fund's  policies and procedures.

(i)  In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) provisions of the organizational documents of the Trust that apply to the Fund; (ii) the investment objectives, policies and restrictions of the Fund as stated in the Fund's currently effective Prospectus and Statement of Additional Information ("SAl"); (iii) the federal securities laws, including without limit the 1940 Act, the Advisers Act, and the Commodity Exchange Act; (iv) any written instructions and directions of the Trustees, the Adviser, or Fund management that are not inconsistent with (i)-(iii) and
(v) of this sub-section  l(i); and (v) the Sub-Adviser's general fiduciary responsibilities under applicable law.

(j)  The Sub-Adviser shall assist the Fund in the preparation of its registration statements, prospectuses, shareholder reports, certain marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, "Regulatory Filings") and shall provide the Fund with disclosure for use in, or as may be required by, the Fund's  Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser's investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(k)  The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser (the "CCO") with such information, certifications and reports as such persons may reasonably deem appropriate and request from the Sub-Adviser regarding the Sub-Adviser's compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the federal securities laws, as defined in Rule 3Sa-l under the 1940 Act; (iii) the Commodity Exchange Act; and (iv) any state laws that Adviser has notified Sub-Adviser are applicable to the operations of the Sub-Adviser and its services to the Managed Portion.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the CCO from time to time to review the Sub-Adviser's compliance program and its adherence thereto.

2.           OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. The Sub-Adviser will not be obligated to recommend for the Fund the purchase of sale of securities or other investments that the Sub-Adviser may purchase or sell for the account of the Sub-Adviser’s other clients.

3.	COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER. (a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the Managed Portion's average daily net assets during the month. Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.  Such fee shall be calculated in accordance with the fee schedule as set forth in Schedule A attached hereto.

(b)  The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser.  Such fee to the Sub-Adviser shall be payable for each month within l 0 business days after the end of such month.  If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above and shall remain in full force and effect continuously thereafter until terminated.

(b)  This Agreement shall continue from the date hereof until September 30, 2013 and thereafter only so long as continuance is specifically approved: (i) at least annually by the Trustees, including a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval; or (ii) if presented to the Fund's shareholders,  by the affirmative vote of a majority of the Fund's outstanding voting securities as required by the 1940 Act.

(c)  This Agreement shall automatically terminate without the payment of any penalty in the event of: (i) its assignment; (ii) its delegation, unless the Adviser has by prior written consent agreed to the delegation; or (iii) termination of the Investment Management Agreement.

(d) This Agreement also may be terminated without the payment of any penalty: (i) by the vote of a majority of the Fund's outstanding voting securities, as permitted by the 1940
Act; (ii) by the Adviser on 60 days' written notice to the Sub-Adviser; or (iii) by the Sub Adviser on 90 days' written notice to the Adviser.

(e)   This Agreement may be amended by the mutual consent of the parties only if such amendment, if material, is specifically approved by the vote of: (i) a majority of the Trustees who are not interested persons; and (ii) a majority of the Fund's  outstanding voting securities (unless such approval is not required by Section 15 ofthe 1940 Act).

5.           CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (b) the Sub-Adviser has a reasonable basis for believing that the Fund has failed to satisfy the diversification requirements under Subchapter L or M under the Code; (c) to the extent permitted by law, regulation or regulatory requirement, that the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the Fund or any services the Sub-Adviser provides for the Managed Portion;  and (d) any change in the Sub-Adviser's principal officers or any portfolio manager for the Managed Portion.

6.            LIABILITY AND INDEMNIFICATION.

(a)   The Sub-Adviser's duties shall be confined to those expressly set forth herein, with respect to the Managed Portion.  Unless otherwise provided under provisions of applicable law, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser; or reckless disregard of its duties and obligations hereunder, neither the Sub-Adviser nor any of its officers, directors, employees or agents shall be subject to any liability to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering the services hereunder.

(b)  The Sub-Adviser shall indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons (the "Sub-Adviser Indemnified Persons") from and against any and all damages, liabilities, losses, costs and expenses, including reasonable attorneys’ fees, disbursements and court costs any and all suits, actions, legal or administrative proceedings or investigations, claims, demands, damages, liabilities, interest, loss, costs and expenses, including reasonable attorneys' fees, disbursements and court costs ("Losses"), which the Sub-Adviser Indemnified Persons may sustain that are proximately caused by the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder;  provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a direct result of the Adviser's  willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

(c)  The Adviser shall indemnify the Sub-Adviser and its respective affiliates and controlling persons (the "Adviser Indemnified Persons") from and against any and all Losses, which the Adviser Indemnified Persons may sustain that are proximately caused by the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder;  provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a direct result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

(d) Subject to the duties under applicable  Law and this Agreement, the Sub-Adviser shall not be liable for any act or omission of the Fund's custodian or any broker that effects transactions for the Managed Portion.  Without limiting the foregoing, the Sub-Adviser docs not assume not assume responsibility for the accuracy of information furnished to it by the Fund, Adviser, Fund's custodian, broker or by any person on whom it reasonably  relics.

(e)  The Sub-Adviser does not warrant that the Managed Portion will achieve any particular  rate of return or that  its performance will match that of any benchmark or index.

7.           RECORDS; RIGHT TO AUDIT.

(a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to investments made by the Sub-Adviser for the Managed Porition that are required to be maintained  by the Fund pursuant to the requirements of Rule 31 a-1 under the 1940 Act. The Sub-Adviser agrees that all records maintained on the Fund's behalf arc the Fund's properly, and the Sub-Adviser  will surrender promptly to the Fund any such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities, or by this Agreement. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act  any  such records as are required to be maintained by it pursuant to this Agreement, and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.  For the avoidance of doubt, any records and reports maintained by the Sub-Adviser are not the official custodial books and records of the Fund.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it IS required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission ("SEC"), the Fund's auditors, any Fund representative, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

8.  CONFIDENTIAL INFORMATION.

The Sub-Adviser shall not disclose  to any third party material non-public  information obtained under this Agreement with respect to the Fund, the Trust or the Adviser, including, without  limitation,  the “non-public portfolio holdings," except: (a) with the prior written consent of the Adviser; (b) as required by applicable federal or state: law, regulation, court order, or the rules and regulations of any governmental body or official having jurisdiction over the Sub-Adviser;  (c) except as necessary  to provide services to the Fund under this Agreement, or (d) if such third party agrees in writing with the Sub-Adviser to keep such information confidential and to not trade  bases upon such information. "Non-public portfolio holdings” means portfolio holdings information  that has not been made public by having been previously filed with the SEC.

9.  MARKETING MATERIALS.

(a) The Fund shall furnish to the Sub-Adviser,  prior to use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named.  No such material shall be used except with prior written permission of the Sub-Adviser or its delegate.  The Sub-Adviser agrees to respond to any request of approval on a prompt and timely basis.  Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the Sub-Adviser’s prior written permission.

(b)  The Sub-Adviser shall furnish to the Fund, prior to use, each piece of the Sub-Adviser’s advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named.  No such material shall be used except with prior written permission of the Fund or its Delegate.  The Fund agrees to respond to any request for approval on a prompt and timely basis.  Failure by the Fund to respond within ten (10 calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the Fund’s prior written permission.

10.  GOVERNING LAW.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which may be  applicable. To the extent that the applicable law of the State or Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable, the latter shall control.

11.  SEVERABILITY/INTERPPETION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a SEC rule, regulation or order, whether of special or general application, suck provision shall be deemed to incorporate the effect of such rule, regulation or order.

12.  NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed return to receipt (including confirmed e-mail to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time by changed by the parties by notice to the other party:

If to the Sub-Adviser:

Columbia Management Investment Advisers, LLC
Sarah Ruback
225 Franklin Street
Routing:  BX28-10306
Boston, MA  02110
Fax:  617-310-3173

With a copy to Bruce McCutcheon at the same address; Routing: BX28-09516

If to the Adviser:

Lincoln Investment Advisors Corporation
Lisa Matson
150 N. Radnor Chester Road
Radnor, PA  19341
484-583-8448

13.  COUNTERPARTS.

This Agreement may be executed in counterparts and each counterpart shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14.  ENTIRE AGREEMENT.
This Agreement, together with any Schedule or Exhibits hereto, represents the entire Agreement between the parties, and supersedes any other written or oral communications between the parties to the subject matter contained herein.

15.  CERTAIN DEFINATIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons” and “assignments” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

LINCOLN INVESTMENT ADVOSRS CORPORATION

COLUMBIA MANAGEMNET INVESTMENT ADVISERS, LLC

Accepted and agreed to
as of the day and year
first above written:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST,
On behalf of the Fund(s) on Schedule A

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation for services rendered to the Managed Portion at an annual rate as follows:

Fund	Fees payable on assets of the Managed Portion
LVIP Columbia Small-Mid Cap Growth RPM Fund	$0--$150 million 0.45% Over $150 million 0.45%